SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – November 12, 2009

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania		19004
(Address of Principal Executive Offices)		(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

The information in this report is furnished pursuant to Item 7.01 on this Form 8–K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8–K.

In connection with a proposed offering of senior secured notes that will be exempt from registration under the Securities Act of 1933, as amended, Central European Distribution Corporation is providing the following information in compliance with Regulation FD. Except as otherwise indicated in this current report on Form 8–K, or as the context may otherwise indicate, in this current report on Form 8–K references to the “Company,” “CEDC,” “we,” “our” and “us” refer to Central European Distribution Corporation in each case with our consolidated subsidiaries.

Additional Financial Information

We are presenting the additional financial information below because we believe such information is helpful in evaluating the operating performance of CEDC and Russian Alcohol over the twelve-month period ended June 30, 2009. Information is presented for CEDC and Russian Alcohol on a non-consolidated basis with respect to the nine-month period ended March 31, 2009 and on a consolidated basis for the three months ended June 30, 2009, the first quarterly period in which Russian Alcohol’s operating results were reported on a consolidated basis with CEDC.

The table below presents the following:

(1)	Selected historical results of CEDC for each of the three-month periods in the nine-month period ended March 31, 2009;

(2)	Selected historical results of CEDC (including results of Russian Alcohol from April 24, 2009) for the three-month period ended June 30, 2009; and

(3)	Additional selected historical results of Russian Alcohol for the period since incorporation until December 31, 2008 (including results of operations from July 8, 2008) and the three-month period ended March 31, 2009.

The financial measure Adjusted EBITDA is a supplemental measure of the performance of CEDC and Russian Alcohol that is not a U.S. GAAP measure. As presented in this offering memorandum, Adjusted EBITDA is defined as EBITDA, as adjusted to exclude certain gains, losses and other charges, that CEDC’s management believes are not reflective of the operating performance of CEDC and Russian Alcohol.

We present Adjusted EBITDA because we believe, when considered in conjunction with related GAAP financial measures, it provides investors with important additional information to evaluate the operating performance of CEDC and Russian Alcohol. We believe Adjusted EBITDA is useful to investors because it (i) provides a view of the performance of what we believe are the core operations of CEDC and Russian Alcohol, (ii) provides investors with a financial measure on which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing CEDC and its results of operations. Adjusted EBITDA, however, is not a measure of financial performance under U.S. GAAP, has not been audited and should not be considered an alternative to, or more meaningful than, net income as a measure of operating performance. Since Adjusted EBITDA is not a measure determined in accordance with U.S. GAAP and thus is susceptible to varying interpretations and calculations, Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation from, or as a substitute for analysis of, our financial information prepared in accordance with U.S. GAAP. Some of these limitations are: (a) it does not reflect cash outlays for capital expenditures or future contractual commitments; (b) it does not reflect changes in, or cash requirements for, working capital; (c) it does not reflect interest expense or the cash requirements necessary to service interest, or principal payments, on indebtedness; (d) it does not reflect income tax expense or the cash necessary to pay income taxes; (e) it does not reflect available liquidity; and (f) other companies, including companies in our industry, may not use such measures or may calculate such measures differently than as presented in this offering memorandum, limiting their usefulness as comparative measures.

Below is a reconciliation of EBITDA and Adjusted EBITDA to net income (loss) for CEDC and Russian Alcohol in each of the periods presented. We also present the non-GAAP financial measure Aggregated Adjusted EBITDA, which represents the unaudited aggregated Adjusted EBITDA of CEDC and Russian Alcohol for the twelve months ended June 30, 2009. The Aggregated Adjusted EBITDA for the twelve-months ended June 30, 2009 was calculated by aggregating the results of CEDC and Russian Alcohol for such period. No pro forma adjustments were applied to such calculation as required by SEC rules regarding pro forma presentations. There were no intercompany transactions between CEDC and Russian Alcohol in any of the periods presented. See footnote 12 below for a discussion of Aggregated Adjusted EBITDA.

        The financial information below is presented with respect to the twelve-month period ended June 30, 2009. Financial information is not presented with respect to the twelve-month period ended September 30, 2009 because stand-alone historical financial information for Russian Alcohol is not available for the three-month period ended December 31, 2008 such that it can be considered together with available information regarding CEDC and Russian Alcohol for the nine months ended September 30, 2009. The results presented below for Russian Alcohol on a stand-alone basis and consolidated with CEDC are not necessarily indicative of the results of Russian Alcohol that could be expected if CEDC had been in control of Russian Alcohol during all such periods. In addition, the results presented below are not indicative of the results for any other period.

The financial information presented below is not a pro forma presentation in accordance with SEC rules regarding pro forma presentations and does not contain any pro forma adjustments that would typically be applied to such a presentation. The unaudited pro forma financial information relating to the combination of the results of CEDC and Russian Alcohol for the year ended December 31, 2008 and for the three months ended March 31, 2009, which is incorporated by reference herein, includes adjustments for interest expense, amortization, income tax expense, equity in net earnings of affiliates and net income (loss) attributable to noncontrolling interest of subsidiaries. None of these adjustments are reflected in the table below.

When considering the information presented below for the twelve months ended June 30, 2009, it should be noted that the financial results for CEDC and Russian Alcohol for the twelve months ended September 30, 2009 would differ from that presented below, primarily due to the approximate 25% average devaluation of the zloty and ruble against the dollar between the third quarter of 2008 and the third quarter of 2009.

	CEDC(1)			CEDC(2)	Russian Alcohol(3)
	Three-Month Periods Ended			Three-Month Period Ended June 30, 2009	Period from incorporation until December 31, 2008(4)	Three-Month Period Ended March 31, 2009
	September 30, 2008	December 31, 2008	March 31, 2009
	($ in thousands)
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net income/(loss)	$(726)	$(82,271)	$(87,661)	$213,726	$(40,262)	$(42,258)
Interest expense, net	16,550	10,625	11,740	22,397	18,203	970
Depreciation and amortization	4,255	3,200	2,743	3,679	6,618	2,094
Income tax (benefit)/expense	(68)	(4,819)	(17,564)	52,339	(15,825)	(3,879)

EBITDA	20,011	(73,265)	(90,742)	292,141	(31,266)	(43,073)

Other adjustments
Other financial (income)/expense, net(6)	34,730	139,309	96,220	(63,288)	70,368	51,176
Other non-operating (income)/expense, net(7)	423	(975)	162	8,480		3,686
Stock option expense	1,120	1,052	964	960
Amortization of deferred charges expenses, net(8)				11,231
Gain on re-measurement of previously held equity interest(9)				(225,605)
Impairment charge(10)				20,309
Provision for receivables and inventories(11)					13,932
Loss on asset disposal(12)					1,616
Net income/(loss) attributable to noncontrolling interests in subsidiaries	657	1,194	(111)	2,249
Net income/(loss) attributable to redeemable noncontrolling interests in Whitehall Group	2,361	3,527	(901)	543
Equity in net earnings of affiliates	(1,087)	10,991	18,421	(453)

Adjusted EBITDA	$58,215	$81,833	$24,013	$46,567	$54,650	$11,789

Twelve-Month Period Ended June 30, 2009
($ in thousands)
(unaudited)

Aggregated Adjusted EBITDA(12)	$277,067
Pro forma net secured leverage(13)	3.1x
Pro forma net leverage(14)	4.2x
Pro forma interest coverage(15)	3.0x

(1)	Includes the operating results of CEDC (not including Russian Alcohol). For the three month period ended September 30, 2008 the information is derived from our quarterly report on Form10-Q filed on November 10, 2008 (figures as adjusted due to adoption of ASC Topic 810-10 “Consolidation” and ASC Topic 470-20 “Debt with Conversion and Other option”). For the three month period ended December 31, 2008, this information is derived from our quarterly report on Form 10-Q for the nine month period ended September 30, 2008, as well as our financial statements as of and for the year ended December 31, 2008, included in our current report on Form 8-K filed on July 10, 2009. For the three month period ended March 31, 2009 this information is derived from our quarterly report on Form 10-Q filed on May 11, 2009.

(2)	The results of CEDC for the three-month period ended June 30, 2009, as derived from our quarterly report on Form 10-Q for such period, includes the results of Russian Alcohol from April 24, 2009. This was the first quarterly period in which Russian Alcohol’s operating results were reported on a consolidated basis with the results of CEDC.

(3)	Includes the operating results of Russian Alcohol (as adjusted to U.S. GAAP), not including CEDC. For the period from incorporation until December 31, 2008 and the three month period ended March 31, 2009, this information is derived from our current report on Form 8-K/A filed on July 13, 2009 after making certain adjustments to U.S. GAAP (see footnote (4) for the reconciliation).

(4)	The results of Russian Alcohol for the period ended December 31, 2008 are presented in the table in accordance with U.S. GAAP (includes results of operations since July 8, 2008). The underlying financial information is derived from the audited financial statements of Lion/Rally Cayman 2, which were prepared in accordance with IFRS and are set forth in our annual report on Form 10-K/A filed on July 10, 2009. The table below shows adjustments from IFRS to U.S. GAAP for the period from incorporation until December 31, 2008.

	Russian Alcohol
	Period from incorporation until December 31, 2008
	IFRS	Adjustments to U.S. GAAP	U.S. GAAP
	(amounts in $ thousands)
Revenue	$342,714	$—	$342,714
Cost of goods sold	(176,622)	—	(176,622)

Gross margin	166,092	—	166,092
—Selling and distribution expenses	(103,641)	—	(103,641)
—General and administrative expenses(a)	(33,115)	(3,148)	(29,967)

Operating profit	29,336	3,148	32,484

Finance costs—interest(b)	(20,306)	959	(19,347)
Finance costs—foreign currency translation	(70,368)	—	(70,368)
Finance income	1,144	—	1,144

Loss before income tax	(60,194)	4,107	(56,087)
Income tax credit	16,934	(1,109)	15,825

Loss for the year	($43,260)	$2,998	($40,262)

(a)	Adjustment representing correction of goodwill in connection with purchase price allocation adjustments related to the Russian Alcohol acquisition.

(b)	Adjustment for interest on revised deferred payable for the Russian Alcohol acquisition.

(5)	Represents mainly the impact of foreign exchange differences due to revaluation of foreign currency debt.

(6)	Represents miscellaneous non-operating expenses derived from our quarterly reports on Form 10-Q as well as our current report on Form 8-K/A filed on July 10, 2009, including the consolidated financial statements of Lion/Rally Cayman 2 for the period from incorporation until December 31, 2008.

(7)	Represents the non-cash amortization of the deferred consideration relating to the purchase of Russian Alcohol from Lion Capital. CEDC has recorded deferred payments to Lion in connection with the Russian Alcohol acquisition on the balance sheet at fair value and amortizes this liability as a non-cash amortization expense over the payment period.

(8)	Represents a gain resulting from the acquisition of Russian Alcohol. CEDC recognized in the income statement as of April 24, 2009 (acquisition date) a one-time gain on remeasurement of previously held equity interest in the Russian Alcohol. The gain resulted from the difference between the carrying amount of the equity interest in Russian Alcohol and its fair value as at the acquisition date.

(9)	Represents an impairment charge of $20.3 million recorded during the second quarter of 2009 that refers to an impairment to the carrying values of our trademarks.

(10)	Represents provisions for inventories and receivables as part of the post acquisition reorganization of the Russian Alcohol following the purchase of Russian Alcohol by Lion Capital and CEDC in July 2008.

(11)	Represents losses arising on the sale of small non-core assets in the period immediately after the acquisition of the Russian Alcohol Group companies.

(12)	Aggregated Adjusted EBITDA is the arithmetical sum of Adjusted EBITDA for (x) CEDC, for the four three-month periods ended June 30, 2009, (y) Russian Alcohol, for the period from incorporation until December 31, 2008 (including the results of operations since July 8, 2008), and (z) Russian Alcohol, for the three-month period ended March 31, 2009.

(13)	Pro forma net secured leverage is the ratio of net secured debt as of September 30, 2009 to Aggregated Adjusted EBITDA. Net secured debt is total secured debt of CEDC as of September 30, 2009, less cash and cash equivalents, all as adjusted to give effect to the offering of the Notes and the concurrent offering of common stock, and the application of the proceeds therefrom as described under “Use of Proceeds.”

(14)	Pro forma net leverage is the ratio of net total debt as of September 30, 2009 to Aggregated Adjusted EBITDA. Net total debt is total debt of CEDC as of September 30, 2009, less cash and cash equivalents, all as adjusted to give effect to the offering of the Notes and the concurrent offering of common stock, and the application of the proceeds therefrom as described under “Use of Proceeds.”

(15)	Pro forma interest coverage is the ratio of Aggregated Adjusted EBITDA to net interest expense. Net interest expense reflects the interest expense payable in connection with the total debt of CEDC as of September 30, 2009, as adjusted to give effect to the offering of the Notes and the concurrent offering of common stock, and the application of the proceeds therefrom as described under “Use of Proceeds,” less the amortization of deferred financing costs, at an assumed interest rate for the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/S/ CHRISTOPHER BIEDERMANN
Christopher Biedermann
Vice President and
Chief Financial Officer

Date: November 12, 2009